UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2009

NESTOR, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-12965	13-3163744
(Commission File Number)	(IRS Employer Identification Number)

42 Oriental Street; Third Floor, Providence, Rhode Island

(Address of principal executive offices)

(401) 274-5658

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See Item 5.02 below regarding certain employment and employment and retention agreements entered into between Nestor, Inc., a Delaware corporation (together with its subsidiaries, the “Registrant”), and certain executives of the Registrant.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)           On February 6, 2009, the employment of Mr. Ted Klowan, the Registrant’s Vice President and Chief Financial Officer, was terminated.

(e)           On February 12, 2009, the Registrant entered an employment agreement with Michael C. James, the Registrant’s Chief Executive Officer.

Mr. James’ employment agreement provides as follows:
•	Base salary of $250,000 per year; and
•	Term from its date and continuing on month-to-month basis and may be terminated by either the Registrant or Mr. James with 30 days notice.

On February 12, 2009 the Registrant also entered an employment and retention agreement with Brian R. Haskell, Esq., the Registrant’s Vice President, Business Development and Chief Legal Officer.

Mr. Haskell’s employment and retention agreement provides as follows:
•	Base salary of $165,000 per year;
•	One-time payment of $50,000 paid on signing; and
•	Term from its date until 90 days and continuing on a month-to-month basis thereafter, and may be terminated by either the Registrant or Mr. Haskell with 30 days notice.

On February 12, 2009, Registrant also entered into an employment and retention agreement with Tadas A. Eikinas, the Registrant’s Chief Technology Officer.

Mr. Eikinas’ employment and retention agreement provides as follows:
•	Base salary of $175,000 per year;
•	One-time payment of $50,000 paid on signing; and
•	Term from its date until 90 days and continuing on a month-to-month basis thereafter, and may be terminated by either the Registrant or Mr. Eikinas with 30 days notice.

On February 12, 2009, the Registrant also entered into an employment and retention agreement with Brian M. Milette, the Registrant’s Chief Accounting Officer and Controller.

Mr. Milette’s employment and retention agreement provides as follows:
•	Base salary of $120,000 per year;
•	One-time payment of $25,000 paid on signing; and
•	Term from its date until 90 days and continuing on a month-to-month basis thereafter, and may be terminated by either the Registrant or Mr. Milette with 30 days notice.

The one-time payments were made in exchange for release of any severance or other payments that the executive would have been entitled to if his employment was terminated by the Registrant pursuant to prior employment agreements, if applicable, and are subject to a pro-rata “clawback” if the executive terminates his employment within the initial 90 day term.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NESTOR, INC.

	By:	/s/ Brian R. Haskell
Brian R. Haskell
Vice President, Business Development and Chief Legal Officer

Date:February 13, 2009